UBS Electric Power Conference February 29, 2012 Dallas, TX 2012 UBS Electric Power Conference Exhibit 99.1

Forward Looking Disclosures
2012 UBS Electric Power Conference
Forward-looking statements: Certain matters discussed in this presentation are “forward-
looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,”
“intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although we believe expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty.
The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company’s
Annual Report on Form 10-K for the year ended Dec. 31, 2011 (a) under the heading,
“Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in
ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of
Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13
and 15; and (2) other factors discussed in the company’s filings with the Securities and
Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

• Rate request settlement filed ($50 million rate increase)
• Priced $250 million First Mortgage Bond
• 2011 results $1.95 per share; ongoing earnings $1.81 per share
• Dividend increased to $0.33 per share, 3% increase
• 2012 EPS guidance range $1.85 - $2.00 per share
• 2012 – 2014 CapEx plan
• Environmental rules
Recent Events
2012 UBS Electric Power Conference

• Provisions of Settlement filed in February include:
– Annual retail revenue increase $50 million, effective May
– $11 million annual increase in tree trimming expense
– $33 million annual increase in pension expenses
– $40 million annual lower depreciation expense
– Use 10% ROE for regulatory accounting purposes
• Hearings complete
• Next step -- filing briefs
• Order due in proceeding by April 23
2011 General Rate Request
2012 UBS Electric Power Conference

• Priced $250 million FMB
• Coupon 4.125%
• 30 year maturity, due March 2042
• Use of Proceeds
– provide long-term funding of investment in infrastructure
• Planned closing March 1, 2012
First Mortgage Bond Offer
2012 UBS Electric Power Conference

• EPS from continuing operations of $1.81 vs. $1.81 for 2010
• Retail MWh sales increased 1%
– Warmer than normal weather, modestly above 2010
– Continued signs of industrial growth – 2% over 2010
• Implemented all planned price adjustments (annualized amts):
– Transmission adjustments - $17 million
– Environmental adjustment - $10 million
– Energy efficiency adjustment - $5 million
• No COLI proceeds in 2011
• ($0.10) per share impact from additional shares to fund
infrastructure investment
2011 Ongoing EPS Results Unchanged From 2010
2012 UBS Electric Power Conference

• KCC approval of Stipulation & Agreement (S&A) in rate review
– Annual retail revenue increase $50 million, effective May
• Planned price adjustments via tracking mechanisms
• Expect weather-adjusted retail sales to grow 1%
• Combined O&M and SG&A (excl. SPP costs) increase 7%
– Excludes $34 million increase SPP transmission expenses
– Includes S&A expense increases of $7 million for tree trimming and
$33 million for pension expenses
– 2011 adjusted for legal settlement of arbitration
• Depreciation $10 million lower including effects of S&A
• AFUDC increase $7 million
• COLI proceeds of
$14 million; (will book
$9 million in Q1)
• Effective tax rate of 29-31%
• Debt used for 2012 external funding needs
2012 Earnings Guidance of $1.85 - $2.00
2012 UBS Electric Power Conference

Capital Expenditure Forecast 2012 - 2014
Actual Forecast Forecast Forecast Forecast
Method of
Cost
2011 2012 2013 2014 2012 - 2014 Recovery
Generation  replacements and other 132.8 $     159.8 $    172.3 $    164.6 $    496.7 $    GRC
Westar environmental 153.4        219.3        121.8        107.4        448.5       ECRR
La Cygne environmental 66.5          215.8        205.9        122.3        544.0       GRC
Nuclear Fuel 18.5          21.9          44.2          20.6          86.7         RECA
Transmission 188.8        136.5        200.7        197.4        534.6       FERC / TDC
Distribution
  New customers, replacements & other 95.9          92.8          106.7        88.1          287.6       GRC
Smart grid (a) 17.9          3.7            3.7            GRC
Other 23.6          21.5          23.6          12.1          57.2         GRC
Total 697.4 $     871.3 $    875.2 $    712.5 $    2,459.0 $
(a) net of DOE matching grant
Prairie Wind Transmission joint venture 2.0 $         1.8 $         27.4 $       3.4 $         32.6 $
Not included in the table are Westar's planned investment in Prairie Wind Transmission joint venture
2012 UBS Electric Power Conference

• Mercury and Air Toxics Standards (MATS)
– Final rule issued February 2012
– Not viewed as problematic
• Reasonable time for compliance
• Compliance viewed as additive to current environmental plans
• Projected investment up to $40 million
• Cross-States Air Pollution Rule (CSAPR)
– Rule currently stayed
– Arguments before DC Circuit Court in April
– Optimistic no major issues with compliance or reliability
• Time for implementation in our favor
• Helpful technical adjustments by EPA
Environmental Rules
2012 UBS Electric Power Conference

10 2012 UBS Electric Power Conference 2012 Plans

Annualized Rate & Revenue Changes
Actual and Estimated
2011 2012
(Estimated)
2013
(Estimated)
Base rates $50 million
May
Transmission rates (a)
$17 million
Jan 1
$25 million
Jan 1
$17 million
Jan 1
ECRR $10 million
June 1
$15 million
June 1
$27 million
June 1
Energy Efficiency $5 million
November
$1 million
November
$1 million
November
2012 UBS Electric Power Conference
Complete In process
(a) Incremental transmission revenue is from FERC transmission formula rate and the retail Transmission
Delivery Charge, net of the projected 2012 increase in SPP transmission costs.

Major Construction Projects Underway
• Air Quality Improvements
– Lawrence Energy Center
• Fabric filters, rebuild scrubbers, precipitator, low NOx system
– Jeffrey Energy Center
• SCR on 1 unit
– La Cygne Energy Center
• Scrubbers, fabric filters, common chimney, SCR and low NOx system
• Transmission
– Wichita to Oklahoma 345 kV
– Prairie Wind Transmission line ( 110 mile double circuit 345 kV)
• SmartStar Lawrence
– $40 million project reduced by 50% DOE match
• Advanced outage management
• Automated metering infrastructure
2012 UBS Electric Power Conference

Capital Expenditure Forecast 2012 - 2014
Actual Forecast Forecast Forecast Forecast
Method of
Cost
2011 2012 2013 2014 2012 - 2014 Recovery
Generation  replacements and other 132.8 $     159.8 $    172.3 $    164.6 $    496.7 $    GRC
Westar environmental 153.4        219.3        121.8        107.4        448.5       ECRR
La Cygne environmental 66.5          215.8        205.9        122.3        544.0       GRC
Nuclear Fuel 18.5          21.9          44.2          20.6          86.7         RECA
Transmission 188.8        136.5        200.7        197.4        534.6       FERC / TDC
Distribution
  New customers, replacements & other 95.9          92.8          106.7        88.1          287.6       GRC
Smart grid (a) 17.9          3.7            3.7            GRC
Other 23.6          21.5          23.6          12.1          57.2         GRC
Total 697.4 $     871.3 $    875.2 $    712.5 $    2,459.0 $
(a) net of DOE matching grant
Prairie Wind Transmission joint venture 2.0 $         1.8 $         27.4 $       3.4 $         32.6 $
Not included in the table are Westar's planned investment in Prairie Wind Transmission joint venture
2012 UBS Electric Power Conference

Capital Expenditure Forecast 2012 - 2014
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2011 2012 2013 2014
$697
$871
$875
$713
Air Quality Other Transmission
43%
37%
41%
49%
La Cygne
2012 UBS Electric Power Conference

Projected Rate Base 2010 –
2015 (in billions)
2011 2012 2013 2014 2015 2016
Base Air Quality Transmission
$6.9
$6.7
$6.5
$6.0
$5.4
$4.8
$3.4 $3.8 $4.1 $4.3 $4.4 $4.4
2012 UBS Electric Power Conference
$0.8
$0.9
$1.1
$1.3
$1.4
$1.6
$0.6
$0.7
$0.8
$0.9
$0.9
$0.9

16 Environmental 2012 UBS Electric Power Conference

Cross-State Air
Pollution Rule
Mercury and Air
Toxics Standards
Water 316(b)
Coal
Combustion
Waste
Status
Stayed by DC
Circuit Court
Published
February  2012
Proposed Proposed
Effective
Pending Court
Decision
April 2012
(3 to 5 years to
comply)
July 2012 Mid 2013
Emissions / Areas
Covered
NOx
SO
2
Mercury
Acid gases
Water intake Coal waste
Generation
Sources  Affected
Coal
Gas
Coal
Coal
Nuclear
Coal
Issue(s)
Cost
Reliability
Allowances
Timeline
Cost
Timeline
Cost
Cost
Designation as
hazardous or non-
hazardous
Environmental Regulation Summary
2012 UBS Electric Power Conference

• Rule issued February 2012
• Westar does not view as problematic
– No surprises in final rule
– Allow three years for compliance
• Opportunity for one additional year
– View as additive to current environmental plans
• Incorporated anticipated rules in current compliance plans for Regional
Haze and JEC Consent Decree
– Largest fleet impact on smallest coal-fired units
– MATS compliance investment estimated up to $40 million
Mercury and Air Toxics Standards (MATS)
2012 UBS Electric Power Conference

Dramatic Improvement in Air Quality
2012 UBS Electric Power Conference
Actual Projected
Actual Projected
Nitrogen Oxide 57%
(tons per year)
Sulfur Dioxide 83%
(tons per year)
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
0
20,000
40,000
60,000
80,000
100,000
120,000
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

Westar Coal Fleet Emission Control Equipment
Unit Scrubber Precipitator Fabric Filter Low NOx SCR ACI DSI
Jeffrey 1 Yes Yes No plans Yes Planned Planned No plans
Jeffrey 2 Yes Yes No plans Yes Uncertain Planned No plans
Jeffrey 3 Yes Yes No plans Yes No plans Planned No plans
La Cygne 1 Yes (b) Planned No Yes Planned No plans
La Cygne 2 Planned Yes Planned Planned Planned Planned No plans
Lawrence 3 No plans Yes (c) No plans Planned No plans Planned Planned
Lawrence 4 Yes (a) (b) Planned Planned No plans Planned No plans
Lawrence 5 Yes (a) (b) Planned Yes No plans Planned No plans
Tecumseh 7 No plans Yes No plans Yes No plans Planned Planned
Tecumseh 8 No plans Yes (c) No plans Planned No plans Planned Planned
(a) Equipment rebuild underway
(b) PM removal integrated into scrubbers
(c) Equipment upgrade planned
83% of MWs Currently Scrubbed
2012 UBS Electric Power Conference

Air Quality Control Targeted Emission / Benefit
Low NOx Burner Systems NOx
Selective Non-Catalytic Reduction NOx
Selective Catalytic Reduction NOx
Scrubber
SO
2
Acid gases
Small amount of mercury
Baghouse
Particulate matter
Small amount of mercury
Metals
Electrostatic Precipitator
Particulate matter
Metals
Activated Carbon Injection (ACI) Mercury
Dry Sorbent Injection (DSI)
SO
2
Acid gases
Air Quality Controls
2012 UBS Electric Power Conference

22 Transmission 2012 UBS Electric Power Conference

Concordia
JEC
Hays
Swissvale
Salina
Great Bend
Emporia
Wolf Creek
Hutchins
n
Spearville
Wic
Rose Hill

Westar Energy.

Major Transmission Investments Underway
2012 UBS Electric Power Conference
• Rose Hill – Oklahoma
Under  construction
• Target completion Apr 2012
• Investment
n
$80 million
• Favorable to budget
• Prairie Wind Transmission
• 50/50 JV with ETA
• Siting approved June 2011
• Acquiring ROW and clearing
• Begin construction mid 2012
• Approximately 110 miles
• Estimated completion 2014
• Project cost   $225 million
n

Prairie Wind Transmission Regulation
• Received FERC incentives
– Recovery of pre-commercial development costs
– CWIP recovery in rate base
– Allowed ROE of 12.8%
• KCC
– Siting approved June 2011
• Southwest Power Pool
– Regional cost allocation approved by FERC
– “Notice to Construct” accepted
– JV became a member of the SPP
– PWT’s formula rate in effect
2012 UBS Electric Power Conference

Concordia
Iatan
JEC
Hays
Swissvale
Salina
Great Bend
Emporia
Wolf Creek
Hutchinson
Spearville
Wichita
Rose Hill

Westar Energy.

Potential for High Voltage Transmission Growth
A. JEC to Iatan
Energy Center
B. Wolf Creek to
Swissvale
C. Concordia to Salina
D. Salina to Hays
E. JEC to Swissvale
F. Hutchinson to
Spearville
G. Wichita to Rose Hill
H. JEC to Concordia
F
G
A
B
C
E
D
H
2012 UBS Electric Power Conference

26 Profile 2012 UBS Electric Power Conference

Leavenworth
Manhattan
Topeka
Lawrence
Olathe
Salina
Emporia
Hutchinson
El Dorado
Wichita
Pittsburg

Westar Energy.

Strategic Approach
• Embrace uncertainty
– Acknowledge inability to predict the future
• Value flexibility
– Operational
– Financial
– Regulatory
• Leverage actions and strategies around intrinsic advantages
• Seek collaborative and constructive approaches to regulation
• Value proposition
–
Protect against downside while growing investor returns
2012 UBS Electric Power Conference
Pure-play, vertically
integrated, rate-regulated
• 7,100 MW of generation
• 6,200 miles transmission
• 688,000 customers

Less frequent rate cases
coupled with riders
Ultimately,
lower rates
Price
More frequent rate
cases with no riders
Time

Westar Energy.

28 Regulatory Approach • A sound regulatory and energy policy platform – KCC and FERC • Ultimately results in lower rates for customers 2012 UBS Electric Power Conference

Favorable Supply Portfolio
$52.65
$19.30
$7.15
Uranium Coal Gas
Ave. Fuel Cost
$20.60/MWh
Fuel Mix
Coal
49%
Gas
39%
Wind
4%
Uranium
8%
MW Capacity
5.0¢
6.0¢
7.0¢
8.0¢
9.0¢
10.0¢
Westar Energy Kansas City Power
and Light (KS)
Empire District
Electric (KS)
National
Average
8.0¢
8.8¢
9.8¢
Low Rates
Source: Edison Electric Institute 07/01/2011
Coal
77%
Gas
8%
Wind
3%
Uranium
12%
Cost of Fuel
2012 UBS Electric Power Conference

Diverse Energy Sales (MWh)
Chemical & oil
Food
processing
Aerospace
Consumer
manufacturing
Other
Commercial
37%
Residential
35%
Industrial
28%
40%
17%
15%
16%
12%
12%
18%
8%
7%
3%
4%
48%
Other
General
merchandise
Grocery/
Convenience
Real estate
Health care
Government
Education
2012 UBS Electric Power Conference

Unemployment
(latest 12 months)
Unemployment %'s
11
10
9
8
7
6
5
4
3
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
U.S.
KS

Westar Energy.

Strong Service Territory
• Economy significantly stronger
than for the nation
– No real estate crash
– Unemployment remains 2+ pts
favorable to nation
• Economic development gains
fueling industrial resurgence
– Sales up 2% 12me Dec ‘11
– EcoDevo successes:
• Mars Chocolate opening M&M
and Snickers factory in Topeka
• South central Kansas becoming a
wind manufacturing corridor
– Pulling from aerospace base
2012 UBS Electric Power Conference

Liquidity and Capitalization
Target  n 50/50 capital structure
Debt
47%
Equity
52%
Preferred
<1%
Dec. 31, 2011
(a)
(millions)
Long-term, net $2,491
Preferred 21
Common 2,769
Total Capitalization     $5,281
(a) Capitalization excludes short-term debt
and adjustments for VIEs
2012 UBS Electric Power Conference
• Solid investment grade credit
• Total credit facility capacity $1 Billion
• Active in Commercial Paper market
• No bonds mature before 2014
Secured Unsecured Outlook
Moody's A3 Baa2 Stable
Fitch Ratings A- BBB+ Stable
Standard & Poor's BBB+ BBB Stable

$0.92
$1.00
$1.08
$1.16
$1.20
$1.24
$1.28
$1.32
$0.75
$0.85
$0.95
$1.05
$1.15
$1.25
$1.35
2005 2006 2007 2008 2009 2010 2011 2012
Dividend
• Quarterly dividend increased 3% effective April 1
• Long-standing dividend payout target of 60%-75% of earnings
– 2012 guidance implies payout in middle of range
Indicated
annual rate
2012 UBS Electric Power Conference

Westar’s Value Proposition
• Solid, transparent business strategy
• Strong, experienced utility management team
• Thoughtful, disciplined approach to operations, capital planning and financing
• Constructive regulatory and policy environment
– Results in lower, more gradual price changes for customers
– Preserves reliable infrastructure as base for economic growth
– Provides investors clarity
• Focus on containing risks and maintaining returns
• Diverse customer base and stable service territory
2012 UBS Electric Power Conference

35 Rates and Regulation 2012 UBS Electric Power Conference

• Kansas Corporation Commission
– Three-member board appointed by governor
• Serve staggered four year terms
• Current KCC commissioners
– Mark Sievers (R), chairman
• Term expires March 2015
– Thomas Wright (D)
• Term expires March 2014
– Ward Loyd (R)
• Term expires March 2012
Kansas Regulators
2012 UBS Electric Power Conference

Less frequent rate cases
coupled with riders
Ultimately,
lower rates
Price
More frequent rate
cases with no riders
Time

Westar Energy.

37 Regulatory Approach • A sound regulatory and energy policy platform – KCC and FERC • Ultimately results in lower rates for customers 2012 UBS Electric Power Conference

Methods of Cost Recovery
Revenue Requirement Method of Recovery Comment
1. Fuel, purchased power and
environmental consumables
Quarterly adjustment based on
forecasted cost, with annual true-up
Adjusts prices for actual costs,
protecting both customers and
investors from mispricing
2. Environmental capital, excluding
La Cygne environmental project
Environmental Cost Recovery Rider
adjusts annually
Allows annual price adjustment to
reflect capital costs for investments
in emission controls
3. Transmission rate recovery FERC formula rate adjusts annually;
companion retail tariff to reflect
current revenue requirement
Timely recovery of transmission
system operating and capital costs
4. General capital investments Traditional rate case, but with predetermination and CWIP
Typical rate case reflects current
level of operating expenses and
most recent plant investment
5. Property taxes Annual adjustment to reflect current
property taxes
Allows timely recovery of actual
property tax costs in current rates
6. Extraordinary storm damages Traditionally deferred accounting treatment as rate base
Smoothes period expenses for
extraordinary storm restoration costs
7. Pension expenses Deferred as a regulatory asset for
subsequent recovery
Smoothes period expenses in
excess of amount in base rates
8. Energy efficiency programs Deferred as a regulatory asset for subsequent recovery
Smoothes period expenses for
energy efficiency programs
2012 UBS Electric Power Conference

Retail Energy Cost Adjustment (RECA)
• Provides timely price adjustments for fuel and purchased power costs
• Retail rates based on forecast of fuel and purchased power costs and retail sales
– Set quarterly
– Difference between forecast and actual is deferred
• Quarterly approach produces more stable prices
• Annual settlement of deferred balance
• RECA also used to rebate wholesale margins as a credit to retail cost of service
– Energy Marketing (i.e., non-asset) margins continue to be excluded from rate setting
2012 UBS Electric Power Conference

Pension Tracker
• Defer as regulatory asset shortfall between funding of GAAP pension/OPEB expense and pension/OPEB currently authorized
in rates
• Maintain minimum funding level equal to GAAP pension/OPEB
expense
• Recover deferred expenses through multi-year amortization as part of next rate case
2012 UBS Electric Power Conference

Environmental Cost Recovery Rider Mechanics
• ECRR adjusts retail rates annually to reflect capital investments in emission controls
– Investments as of December 31 recovered in rates subsequent June
– Eliminates need to file a rate case to capture rate base additions
•
Return of
and on
capital that is in service December 31
•
Return on
capital not yet placed in service December 31 (i.e., CWIP)
• ECRR reduces regulatory lag
– Regulatory lag limited to months, rather than longer lag typically associated with traditional rate case filings
2012 UBS Electric Power Conference

Illustrative ECRR Mechanics
(1) Illustration reflects only the projects publicly announced and assumes one-half of annual investment in service at year end
(2) Illustration uses
n
11.9% pretax return and 4% depreciation recovery
(3) Annual ECRR Tariff is effective June 1; assume Jan-May at prior year revenue requirement and Jun-Dec at new revenue requirement
Clean Air Investment (1) 2008 2009 2010 2011 2012 2013 2014
Year 1 Investment 238.4 $
Year 2 Investment 85.2 $
Year 3 Investment 107.7 $
Year 4 Investment 153.4 $
Year 5 Investment 219.3 $
Year 6 Investment 121.7 $
Year 7 Investment 107.4 $
Environmental Investment 238.4 $     85.2 $      107.7 $     153.4 $     219.3 $     121.7 $     107.4 $
Accumulated Depreciation Clean Air Investment
Depreciation on Year 1 Investment 4.8 $        9.5 $        9.5 $        9.5 $        9.5 $        9.5 $        9.5 $
Depreciation on Year 2 Investment 1.7           3.4           3.4           3.4           3.4           3.4
Depreciation on Year 3 Investment 2.2           4.3           4.3           4.3           4.3
Depreciation on Year 4 Investment 3.1           6.1           6.1           6.1
Depreciation on Year 5 Investment 4.4           8.8           8.8
Depreciation on Year 6 Investment 2.4           4.9
Depreciation on Year 7 Investment 2.1
Annual Depreciation 4.8 $        11.2 $      15.1 $      20.3 $      27.8 $      34.6 $      39.2 $
Total Accum Depreciation for Environmental Investment 4.8 $        16.0 $      31.1 $      51.4 $      79.2 $      113.8 $     153.0 $
Environmental Investment, net of Accum. Depreciation 233.6 $     69.2 $      76.6 $      102.0 $     140.1 $     7.9 $        (45.6) $
Return on prior YE investment balance (2)
27.7 $      8.2 $        9.1 $        12.1 $      16.6 $      0.9 $
4.8           11.2         15.1         20.3         27.8         34.6
Annual ECRR Revenue Requirement 32.5 $      19.4 $      24.2 $      32.4 $      44.4 $      35.5 $
Estimated calendar year revenue recognition (3) 18.9 $      24.9 $      22.2 $      29.0 $      39.4 $      39.2 $
Cumulative ECRR revenue recognition 18.9 $      43.8 $      66.0 $      95.0 $      134.4 $     173.6 $
2012 UBS Electric Power Conference
Return of prior YE investments completed

Transmission Cost Recovery
• FERC formula transmission rate
– Changes in cost of service reflected in annual update of FERC tariff
• Update posted each October using projected test year
– Capital expenditures
– O&M
– Tariff based on year-end consolidated capital structure
• FERC transmission changes effective January 1
• Allowed ROE 11.3%
• Annual true-up compares projected revenue requirement to actual, with difference incorporated into next update
– Incentives on recently completed central Kansas line
• 12.3% ROE
• Accelerated book depreciation of 15 vs. 45 years
• Transmission Delivery Charge (TDC)
– Retail rates adjusted to match changes to FERC tariff
2012 UBS Electric Power Conference

Transmission Formula Rate Mechanics
• Fixed formula with changing inputs
– Updated annually using Form 1 data
– Established protocols for updates
• Uses projected test year
– Rate base (based on 13 month average)
– O&M, depreciation and taxes
– Cost of debt
• Annual true-up
incorporated in subsequent year’s formula inputs
Establish
Proj. 2012
Rev.  Req.
Establish
Proj. 2013
Rev. Req.
Start of 2013
Rate Year
Start of 2012
Rate Year
FERC
Form 1
Released
True-up between ’11
Proj. Rev. Req. and
Actual Rev. Req.
Transmission Formula Rate Time Line
2012 UBS Electric Power Conference

Energy Efficiency Initiatives
• SmartStar Lawrence smart grid project
– Installing 48,000 “smart” meters
– Advanced outage management system
– Total project cost of $40 million
• Reduced by 50% DOE match
– Expect to implement over 2 - 3 years
• Deferred accounting for the cost of energy efficiency initiatives, such as
– Smart thermostats
– Customer educational programs
– Demand response programs
2012 UBS Electric Power Conference

Kansas’ Renewable Requirements
• Renewable Portfolio Standard established
– Installed capability standard in lieu of energy standard
• 10% of peak load by 2011, 15% by 2016 and 20% after 2020
– If generated in Kansas, treated at 110% of requirement
– Relief from standard possible if costs would increase prices >1%
• Potential to offset with RECs for initial period
• Limited net metering
– Limited to 1% of peak demand
– Customer’s net metered sales can’t produce net negative sales
• Environmental predictability
– Legislation precludes state air emission levels from being more stringent than federal standards
2012 UBS Electric Power Conference

• Statute requires 200 MW additional renewables by 2011
– KCC approved use of RECs to satisfy 2011 requirement until projects placed in-service in late 2012
• KCC approved request for 370 MW through PPAs
– Agreements for 2 projects
• Post Rock Wind Farm - 201 MW
• Ironwood Wind Farm – 168 MW
– Expect both projects to be in-service by end 2012
– Recover through the fuel adjustment clause
• 20 year agreements priced < $35/MWh
Addition of Renewables in 2012
2012 UBS Electric Power Conference

1,200
1,000
800
600
400
200
0
MW
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Westar Commitment
REC Allowance
Statuatory Requirement

Westar Energy.

Westar Renewables Compliance
Favorable pricing allowed
for head start on 2016
statute requirements
KCC allowed the 2011 statute
requirement to be satisfied
with Renewable Energy Credits
2012 UBS Electric Power Conference

Statutes for Predetermination and CWIP
• Predetermination
– Utilities can obtain order establishing ratemaking principles that will apply over the life of the asset
• Construction Work in Progress (CWIP)
– Utilities can include CWIP in rate cases
2012 UBS Electric Power Conference

Capital Structure for Ratemaking (Per Recent Orders)
Capitalization
Ratio
Cost of
Capital
Weighted Cost
of Capital
Pre-tax Weighted
Cost of Capital
Long-term debt
48.66% 6.55% 3.19% 3.19%
Preferred
0.51 4.55 .02 .04
Common
50.83 10.40 5.29 8.77
100.00% 8.50% 12.00%
Capitalization
Ratio
Cost of
Capital
Weighted Cost
of Capital
Pre-tax Weighted
Cost of Capital
Long-term debt
50.89% 6.30% 3.21% 3.21%
Preferred
0.44 4.52 .02 .03
Common
48.67 11.30 5.50 9.10
100.00% 8.73% 12.34%
KCC
FERC Transmission
(1) Incentive ROE of 12.3% for applicable rate base
(1)
2012 UBS Electric Power Conference

Capital Structure for Ratemaking (Proposed)
Capitalization
Ratio
Cost of
Capital
Weighted Cost
of Capital
Pre-tax Weighted
Cost of Capital
Long-term debt
46.97% 6.65% 3.12% 3.12%
Preferred
0.40 4.55 .02 .03
Common
52.63 10.00 5.26 8.71
100.00% 8.40% 11.86%
KCC
(proposed in Settlement Agreement)
2012 UBS Electric Power Conference

• Obtain permission from KCC to file ARC
– Request made in a general rate case (GRC)
– Identify scope of proposed ARC
• Must file within 12 months of final GRC order
• Applicant must adopt from previous rate order:
– All regulatory procedures
– All regulatory principles
– Established rate of return
Abbreviated (Limited Scope) Rate Case (ARC)
2012 UBS Electric Power Conference

53 Background 2012 UBS Electric Power Conference

Westar Energy Legal Structure
Kansas Gas and
Electric Company
Consolidated capital
structure is used for
ratemaking
(Rate regulated utility)
(Rate regulated utility)
Westar Energy, Inc.
Parent
Subsidiary
Combined company
does business under
the name “Westar
Energy”
2012 UBS Electric Power Conference

Meridian Way
Jeffrey
Rolling Meadows
Post Rock
Tecumseh
Lawrence
Abilene
Central Plains
Emporia
Hutchinson
LaCygne
Ironwood
Wolf Creek
Gordon Evans
State Line
Murray Gill
Neosho
Flat Ridge
Spring Creek

Westar Energy.

55 Westar’s Generating Resources 2012 UBS Electric Power Conference Indicates proposed facility

Westar’s Plants
Westar's
MW Operator Years Installed
Pulverized coal
Jeffrey Energy Center 2,005 Westar 1978, 1980, 1983
Lawrence Energy Center 531 Westar 1954, 1960, 1971
Tecumseh Energy Center 205 Westar 1957, 1962
LaCygne Station 711 KCPL 1973, 1977
Nuclear
Wolf Creek 547 WCNOC (1) 1985
Gas steam turbine
Gordon Evans Energy Center 527 Westar 1961, 1967
Hutchinson Energy Center 167 Westar 1965
Murray Gill Energy Center 293 Westar 1952, 1954, 1956, 1959
Neosho Energy Center 62 Westar 1954
Gas combustion turbine
Abilene Energy Center 68 Westar 1973
Gordon Evans Energy Center 294 Westar 2000, 2001
Hutchinson Energy Center 229 Westar 1974, 1975
Spring Creek Energy Center 279 Westar 2001
Emporia Energy Center 660 Westar 2008, 2009
Gas combined cycle
State Line 201 EDE Co. 2001
Wind
Meridian Way 96 Horizon (2) 2008
Central Plains 99 Westar 2009
Flat Ridge 100 Westar (3) 2009
Available generation
At Dec. 31, 2011 7,074
(1) Wolf Creek Nuclear Operating Company is a company formed specifically to operate Wolf Creek for its owners.  WCNOC is governed by a board of directors consisting of the CEO of WCNOC and senior executives of the plant owners.
(2) 100% of generation purchased under Power Purchase Agreement (PPA)
(3) 50% owned and 50% of generation purchased under PPA from BP Alternative Energy
Westar Energy
2011 Results
NERC
5-Year Average
Plant Performance
72.1%
85.8%
71.2%
89.3%
87.0%
90.1%
70.4%
73.7%
0%
20%
40%
60%
80%
100%
Coal Capacity
Factor
Wolf Creek
Capacity Factor
Coal Availability
Factor
Wolf Creek
Availability
Factor
2012 UBS Electric Power Conference

$/KW

Btu/kWh
JEC 2
JEC 1
JEC 3
LEC 5
LAC 1
LAC2
TEC 8
LEC 4
TEC 7
LEC 3

Westar Energy.

Low-Cost Coal Fleet
• Very low fuel cost
– PRB coal
– Excellent rail arrangements
– Proximity to mines
• Low embedded capital cost
• No high-heat rate obsolete
plants
LAC 2 subject to lease agreement
2012 UBS Electric Power Conference
$0
$150
$300
$450
$600
JEC
3
JEC
2
JEC
1
LEC
5
LAC
1
LAC
2
TEC
8
LEC
4
TEC
7
LEC
3
Low Embedded Cost
5,000
7,000
9,000
11,000
13,000
Heat Rate

Westar Energy Coal Fleet
Unit
Capacity
(MW)
WR Share
(MW) Age
Heat Rate
(Btu/kWh)
Net Book
Value
(Millions) $/KW
Jeffrey 3 730            672            28 11,265 314 $         467 $
Jeffrey 2 725            667            31 11,256 248 $         372 $
Jeffrey 1 724            666            33 11,204 207 $         311 $
Lawrence 5 371            371            40 10,713 65 $           175 $
La Cygne 1 736            368            38 10,497 147 $         399 $
La Cygne 2
(a)
686            343            34 10,500 25 $           73 $
Tecumseh 8 132            132            49 11,189 19 $           144 $
Lawrence 4 109            109            51 11,605 46 $           422 $
Tecumseh 7 73              73              54 11,749 27 $           370 $
Lawrence 3 51              51              57 11,707 27 $           529 $
3,452
(a)  Subject to lease agreement
2012 UBS Electric Power Conference

Westar-operated plant fuel supply (80%)
• JEC supply under contract through 2020 (10+ million tons/year)
– 70% has no market openers
– 30% reopened on price every 5 years
• Next re-pricing will occur in 2013
– All volumes have cost escalators
– Rail contract through 2013
• LEC/TEC supply under contract until 2012 (3.5 million tons/year)
– 100% at fixed price or capped through 2012
– Rail contract through 2013
Co-owned plant fuel supply managed by GXP (20%)
• LAC supply (3 million tons/year)
Coal Supply
2012 UBS Electric Power Conference